                                                                    EXHIBIT 10.5


           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                                      OF

                        Internet Capital Group, L.L.C.

                     A Delaware Limited Liability Company

                           Dated September 30, 1998



THE MEMBERSHIP INTERESTS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE DELAWARE SECURITIES ACT OF 1972, AS AMENDED, OR SIMILAR LAWS OR ACTS OF OTHER STATES IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE MEMBERSHIP INTERESTS IS RESTRICTED AS STATED IN THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AND IN ALL EVENTS IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACTS AND LAWS. BY THE EXECUTION OF THIS AGREEMENT AND THE ACQUISITION OF THE MEMBERSHIP INTEREST REPRESENTED HEREBY, THE MEMBER REPRESENTS, INTER ALIA, THAT IT IS ACQUIRING ITS MEMBERSHIP INTEREST FOR
            ----- ----
INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND THAT IT WILL NOT SELL OR OTHERWISE DISPOSE OF ITS MEMBERSHIP INTEREST WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACTS AND THE RULES AND REGULATIONS ISSUED THEREUNDER.

           AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                      OF

                        Internet Capital Group, L.L.C.
                     A Delaware Limited Liability Company


                               TABLE OF CONTENTS

ARTICLE I      DEFINITIONS.................................................................................    1

         1.1   Definitions.................................................................................    1
         1.2   Construction................................................................................    5

ARTICLE II     ORGANIZATION................................................................................    5

         2.1   Formation; Effective Date...................................................................    5
         2.2   Name........................................................................................    5
         2.3   Registered Office; Registered Agent; Principal Office in the United States; Other Offices...    5
         2.4   Purpose.....................................................................................    5
         2.5   Foreign Qualification.......................................................................    5
         2.6   Term........................................................................................    6
         2.7   No State-Law Company........................................................................    6
         2.8   Classification for Tax Purposes.............................................................    6
         2.9   Management Company..........................................................................    6

ARTICLE III    MEMBERSHIP, DISPOSITIONS OF INTERESTS.......................................................    7

         3.1   Current Members.............................................................................    7
         3.2   Representations and Warranties..............................................................    7
         3.3   No Certification; Restrictions on the Disposition of an Interest............................    8
         3.4   New Members.................................................................................   10
         3.5   Interests in a Member.......................................................................   11
         3.6   Information.................................................................................   11
         3.7   Liability to Third Parties..................................................................   12
         3.8   Lack of Authority...........................................................................   12
         3.9   Withdrawal..................................................................................   12
        3.10   Preemptive Rights...........................................................................   12
        3.11   Right of First Refusal......................................................................   13
        3.12   Registration Rights.........................................................................   15


ARTICLE IV     CAPITAL CONTRIBUTIONS.......................................................................   15

        4.1    Contributions...............................................................................   15
        4.2    Subsequent Contributions....................................................................   15
        4.3    Failure to Contribute.......................................................................   15
        4.4    Return of Contributions.....................................................................   16
        4.5    Advances by Members.........................................................................   16
        4.6    Capital Account.............................................................................   16

ARTICLE V      ALLOCATIONS AND DISTRIBUTIONS...............................................................   17
        5.1    Allocations.................................................................................   17
        5.2    Distributions...............................................................................   18

ARTICLE VI..   MANAGERS....................................................................................   19
        6.1    Management by Managers......................................................................   19
        6.2    Actions by Managers; Committees; Delegation and Duties......................................   19
        6.3    Number and Term of Office of Managers.......................................................   20
        6.4    Vacancies; Removal; Resignation.............................................................   20
        6.5    Meetings....................................................................................   20
        6.6    Approval or Ratification of Acts or Contracts by Members....................................   21
        6.7    Action by Written Consent or Telephone Conference...........................................   21
        6.8    Expenses; Compensation......................................................................   22
        6.9    Co-Investment Opportunities.................................................................   22
        6.10   Advisory Board..............................................................................   22
        6.11   Conflicts of Interest.......................................................................   23
        6.12   Related Party Transactions..................................................................   23

ARTICLE VII    OFFICERS....................................................................................   23
        7.1    Officers....................................................................................   23
        7.2    Compensation................................................................................   23
        7.3    Term of Office; Removal; Filling of Vacancies...............................................   23
        7.4    Chairman....................................................................................   23
        7.5    President...................................................................................   24
        7.6    Vice Presidents.............................................................................   24
        7.7    Secretary...................................................................................   24
        7.8    Assistant Secretary.........................................................................   24
        7.9    Treasurer...................................................................................   24

        7.10   Additional Powers and Duties................................................................   24

ARTICLE VIII   MEETINGS OF MEMBERS.........................................................................   24

        8.1    Meetings....................................................................................   24
        8.2    Voting List.................................................................................   25
        8.3    Proxies.....................................................................................   25
        8.4    Conduct of Meetings.........................................................................   26
        8.5    Action by Written Consent or Telephone Conference...........................................   26

ARTICLE IX     INDEMNIFICATION.............................................................................   26

        9.1    Right to Indemnification....................................................................   26
        9.2    Advance Payment.............................................................................   27
        9.3    Indemnification of Employees and Agents.....................................................   27
        9.4    Appearance as a Witness.....................................................................   27
        9.5    Nonexclusivity of Rights....................................................................   27
        9.6    Insurance...................................................................................   27
        9.7    Savings Clause..............................................................................   28
        9.8    Limitation on Liability.....................................................................   28

ARTICLE X      TAXES.......................................................................................   28

        10.1   Tax Returns.................................................................................   28
        10.2   Tax Elections...............................................................................   28
        10.3   Tax Matters Partner.........................................................................   29

ARTICLE XI     BOOKS, RECORDS, REPORTS, AND BANK ACCOUNTS..................................................   29

        11.1   Maintenance of Books........................................................................   29
        11.2   Reports.....................................................................................   29
        11.3   Accounts....................................................................................   29

ARTICLE XII    BANKRUPTCY OF A MEMBER......................................................................   30

        12.1   Bankrupt Members............................................................................   30

ARTICLE XIII   DISSOLUTION, LIQUIDATION, AND TERMINATION...................................................   30

        13.1   Dissolution.................................................................................   30
        13.2   Liquidation and Termination.................................................................   31
        13.3   Deficit Capital Accounts....................................................................   32
        13.4   Certificate of Cancellation.................................................................   32

ARTICLE XIV    1940 ACT....................................................................................   33

       14.1    Expulsion...................................................................................   33
       14.2    Purchase of Expelled Member's Membership Interest...........................................   33

ARTICLE XV     GENERAL PROVISIONS..........................................................................   33

       15.1    Offset......................................................................................   33
       15.2    Notices.....................................................................................   33
       15.3    Entire Agreement; Supersedure...............................................................   34
       15.4    Effect of Waiver or Consent.................................................................   34
       15.5    Amendment or Modification...................................................................   34
       15.6    Binding Act.................................................................................   34
       15.7    Governing Law; Severability.................................................................   34
       15.8    Further Assurances..........................................................................   35
       15.9    No Third Party Benefit......................................................................   35
       15.10   Waiver of Certain Rights....................................................................   35
       15.11   Indemnification.............................................................................   35
       15.12   Counterparts................................................................................   35
       15.13   Resolutions of Disputes.....................................................................   35
       15.14   Estoppels...................................................................................   36
       15.15   Reliance on Authority of Person Signing Agreement...........................................   37

EXHIBIT A:  NAMES, CAPITAL CONTRIBUTIONS, COMMITMENTS, COMMITMENT RATIOS,
            MEMBERSHIP PROFIT INTERESTS AND TOTAL MEMBERSHIP INTERESTS OF
            MEMBERS


EXHIBIT B:  REQUIRED INFORMATION


EXHIBIT C:  REGISTRATION RIGHTS

            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                         Internet Capital Group, L.L.C.

                      A Delaware Limited Liability Company



     THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of INTERNET CAPITAL GROUP, L.L.C. (the "Company") dated as of September 30, 1998 by and among the parties listed on Exhibit A attached hereto
                                                      ---------
(the "Current Members") and those other persons who become Members of the Company from time to time, as hereinafter provided.


                                   ARTICLE I

                                  DEFINITIONS


     1.1 Definitions. As used in this Agreement, the following terms have the following meanings:


            "Act" means the Delaware Limited Liability Company Act (6 Del.  C.
     (S) 18-101 et. seq.), and any successor statute, as amended from time to time.

            "Agreement" has the meaning given that term in the introductory paragraph as amended from time to time.


            "Bankrupt" means, with respect to any person, a person (a) that (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against him an order for relief, or is declared insolvent in any bankruptcy or insolvency proceedings; (iv) files a petition or answer seeking for the person a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the person in a proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the person's or of all or any substantial part of the person's properties; or (b) against whom, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law has been commenced and 120 days have expired without dismissal thereof or with respect to whom, without the person's consent or acquiescence, a trustee, receiver, or liquidator of the person or of all or any substantial part of the person's properties has been appointed and 90 days have expired without the appointment having been vacated or stayed, or 90 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.



            "Business Day" means any day other than a Saturday, a Sunday, or a holiday on which national banking associations in the Commonwealth of Pennsylvania are closed.

            "Capital Contribution" means any contribution by a Member to the capital of the Company; provided that, upon the admission of a new Member after the date hereof, the Capital Contribution of each Current Member shall be deemed to be equal to the capital account of such Current Member as revalued pursuant to Section 4.6 hereof.

            "Certificate" has the meaning given that term in Section 2.1.

            "Code" means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

            "Commitment" means the amount of subsequent contributions each Member is obligated to contribute to the Company pursuant to Section 4.2 of this Agreement. The initial Commitment of each Current Member or new Member purchasing shares of Membership Interest pursuant to Section 3.4 shall be the Commitment established pursuant thereto. Each Member's Commitment shall be reduced by the amount of any subsequent Capital Contributions made by such Member and by the amount of any distribution applied against such commitment under Section 5.2(a)(ii).

            "Commitment Ratio" with respect to any Current Member or any new Member purchasing Membership Interests pursuant to Section 3.4 hereof shall mean a fraction (expressed as a percentage), the numerator of which is that Member's Commitment and the denominator of which is the sum of the Commitments of all Current Members and new Members purchasing shares of Membership Interests pursuant to Section 3.4 hereof.

            "Company" means Internet Capital Group, L.L.C., a Delaware limited liability company.

            "Default Interest Rate" means a rate per annum equal to 3% plus a varying rate per annum that is equal to the prime rate of interest as reported in the Wall Street Journal, with adjustments in that varying rate to be made on the same date as any change in that rate.

            "Delinquent Member" has the meaning given that term in Section 4.3.

            "Dispose," "Disposing" or "Disposition" means a sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest, or other disposition or encumbrance (including, without limitation, by operation of law), or the acts thereof.

            "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, limited liability company, limited liability partnership, cooperative or association.

            "General Interest Rate" means a rate per annum equal to a varying rate per annum that is equal to the prime rate of interest as reported in the Wall Street Journal, with adjustments in that varying rate to be made on the same date as any change in that rate.

            "Manager" means any Member designated as a manager of the Company in this Agreement or hereafter appointed as a Manager as provided in this Agreement, but does not include any person who has ceased to be a manager of the Company. The Managers may collectively be referred to as the "Board of Managers."

            "Member" means (a) the Current Members and (b) any person executing this Agreement as of the date of this Agreement as a member or hereafter admitted to the Company as a member as provided in this Agreement, but does not include any person who has ceased to be a member in the Company.

            "Membership Interest" means the ownership interest of a Member in the Company, including, without limitation, rights to distributions (liquidating or otherwise), allocations, information, and to consent, approve or vote upon matters upon which Members are entitled to so consent, approve or vote upon hereunder. Each Member's Membership Interest shall be represented by shares of Membership Interest. The number of shares of Membership Interest owned by a Member at any time shall be equal to the sum of (1) the quotient obtained by dividing that Member's Capital Contribution plus then outstanding Commitment by $2.00 (provided that, solely for this purpose, Capital Contributions attributable to Membership Profit Interests upon a revaluation of the Company's capital accounts in accordance with Treas. Reg. (S)1.704-1(b)(2)(iv)(f) shall be disregarded) plus (2) the number of then outstanding shares of Membership Profit Interest owned by such Member, if any plus (3) the number of then outstanding shares of Membership Interests with respect to any vested and exercised Options owned by such Member. The number of shares of Membership Interest owned on the date hereof by the Current Members is shown on Exhibit A. As new Members
                                                    ---------
     are admitted to the Company, the Managers shall prepare and distribute to all Members a revised Exhibit A showing the shares of Membership Interest
                           ---------
     then owned by all Members and their respective Capital Contributions, Commitments, Commitment Ratios and shares of Membership Profit Interests, if any.

            "1940 Act" means the Investment Company Act of 1940, as amended.

            "Membership Profit Interest" means the 6,783,625 shares of Membership Interest granted by the Company as performance incentives to certain officers or employees of, or consultants or advisors to, the Company designated by Walter W. Buckley, III and Kenneth A. Fox pursuant to the Membership Profit Interest Plan.

            "Offering" means the offering of shares of Membership Interest in the Company made by the Company pursuant to the Private Placement Memorandum on the terms and conditions set forth in the Private Placement Memorandum.

            "Options" means (1) the non-qualified options to purchase 470,000 shares of Membership Interests that may be granted to non-employee Managers of the Company pursuant to the Company's Option Plan For Non-Employee Managers, which was adopted by the Company's Board of Managers on January 16, 1997 and (2) the non-qualified options to purchase up to 10% of the total shares of Membership Interests of the Company on a fully-diluted basis after giving effect to this Offering that may be granted to employees, officers, consultants and advisors to the Company pursuant to the Company's Option Plan For Employees and Consultants, which plan has been adopted by the Board of Managers.

            "Private Placement Memorandum" means the Company's private placement memorandum dated May 1998, as amended, providing for the offering of shares of Membership Interest in the amount of up to $70,000,000.

            "Public Offering" has the meaning given that term in Section 3.3(g).

            "Proceeding" has the meaning given that term in Section 9.1.

            "Required Interest" means one or more Members having among them more than 50% of the then outstanding Membership Interests of all Members.

            "Safeguard" means Safeguard Scientifics, Inc., a Pennsylvania corporation which owns all of the outstanding equity interests of SSI-Delaware.

            "Securities Act" has the meaning given that term in Section 3.2(h).

            "SSI-Delaware" means Safeguard Scientifics (Delaware), Inc., a Delaware Corporation and a wholly owned subsidiary of Safeguard.

            "Strategic Partner" has the meaning given that term in Section 6.3.

            "Subscription Agreement" has the meaning given that term in Section 3.4(a).

            "Successor Corporation" means any C corporation into, or with which, the Company merges or consolidates, or to which the Company transfers its assets in exchange for stock of such corporation.

            "TL" means collectively Technology Leaders II, L.P., a Delaware limited partnership and Technology Leaders II Offshore C.V., a Netherlands Antilles limited partnership, and the TL Corporations.

            "TL Corporations" means any corporations wholly owned by either Technology Leaders II, L.P. or Technology Leaders II Offshore C.V. which acquire Membership Interests in the Company.


Other terms defined herein have the meanings so given them.

     1.2 Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter. All references to Articles and sections refer to articles and Sections of this Agreement, and all references to Exhibits are to Exhibits attached hereto, each of which is made a part hereof for all purposes.

                                  ARTICLE II
                                 ORGANIZATION

      2.1 Formation; Effective Date. The Company was organized as a Delaware limited liability company on March 4, 1996 by the filing of a certificate of formation (the "Certificate") with the Office of the Secretary of the State of Delaware under and pursuant to the Act signed by Walter W. Buckley, III as an "authorized person" within the meaning of the Act, and this Agreement shall be effective as of the time of the filing of the Certificate. This Agreement amends and restates in its entirety the Limited Liability Company Agreement entered into on May 9, 1996 by and among SSI-Delaware and the original Members (the "Original Agreement"), as amended and restated by the Amended and Restated Limited Company Agreement dated May 13, 1998 (the "May Agreement").

     2.2 Name. The name of the Company is "Internet Capital Group, L.L.C." and all Company business must be conducted in that name or such other names that comply with applicable law as the Managers may select from time to time.

     2.3 Registered Office; Registered Agent; Principal Office in the United States; Other Offices. The registered agent and office of the Company required by the Act to be maintained in the State of Delaware shall be Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805 or such other agent or office (which need not be a place of business of the Company) as the Managers may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Managers may designate from time to time and the Company shall maintain such records as are set forth on Exhibit B attached hereto. The Company may have such other offices
             ---------
 as the Managers may designate from time to time.

     2.4 Purpose. The purpose of the Company is to (a) acquire equity interests in companies engaged in businesses related to the Internet, to actively participate in the management and operations of those companies, and to hold, manage and sell its investments, as described in the Private Placement Memorandum; (b) engage in any such other activities permitted under Delaware law as the Members holding a Required Interest shall determine; and (c) engage in all other activities incidental or related thereto. Incident to such purposes and as part of its business, the Company is authorized to do all things necessary or appropriate to carry out the foregoing purposes or purposes related or incidental thereto.

     2.5 Foreign Qualification. Prior to the Company's conducting business in any jurisdiction other than the State of Delaware, the Managers shall cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in that jurisdiction if the nature of its business makes such qualification necessary. At the request of the Managers, each Member shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Company as a foreign limited liability company in all such jurisdictions in which the Company may conduct business.

     2.6 Term. The Company commenced on the date the Certificate was filed with the Secretary of State of the State of Delaware and shall continue in existence until April 30, 2008, unless the Board of Managers shall, in its sole discretion, approve extension(s) of time for the orderly liquidation of the Company, such extension(s) not to exceed two periods of one year each, or such earlier time as this Agreement may specify.

     2.7 No State-Law Partnership. The Members intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member or Manager be a partner or joint venturer of any other Member or Manager, for any purposes other than Federal and, to the extent permitted, state and local tax purposes, and this Agreement shall not be construed to produce a contrary result.

     2.8 Classification for Tax Purposes. It is the express intention of the Members that the Company lack the corporate characteristics of continuity of life, centralized management and free transferability of interests (as those terms are defined and utilized in Treas. Reg. (S) 301.7701-2) and, therefore, be classified as a partnership for purposes of Federal income taxation and not as an association taxable as a corporation. It is the further intention of the Members that this Agreement be interpreted and applied accordingly.

     2.9 Management Company. (a) The Company is authorized to enter into an agreement with a management company selected by the Managers (such company, the "Management Company"), in a form acceptable to the Managers (such agreement, the "Management Agreement") pursuant to which the Management Company may provide certain management and administrative services to the Company.

     (b) The Managers shall be responsible for supervising the activities of the Management Company and for enforcing the rights of the Company under the Management Agreement. The Managers shall have final authority with respect to the management, operations and policies of the Company and shall be solely responsible for making all decisions with respect to the investment of the Company's assets.

     (c) In exchange for its services, the Management Company may be entitled to receive from the Company a fee in such amount and payable at such times as provided in the Management Agreement.

                                  ARTICLE III
                     MEMBERSHIP, DISPOSITIONS OF INTERESTS


     3.1  Current Members.  The Current Members of the Company are set forth on the attached Exhibit A, which Exhibit A designates the Current Members as
                ----------       ---------
such and shall be amended from time to time to reflect the withdrawal of Members and the admission of new Members pursuant to this Agreement.

     3.2 Representations and Warranties. The Current Members hereby acknowledge that the representations and warranties they made in the May Agreement were true and correct at the time they were made and that such representations and warranties remain true and correct as of the date hereof. Each new Member hereby represents and warrants to the Company and each other Member that:

     (a) if that Member is a corporation, it is duly organized, validly existing, and in good standing under the law of the state of its incorporation and is duly qualified and in good standing as a foreign corporation in the jurisdiction of its principal place of business (if not incorporated therein);

     (b) if that Member is a limited liability company, it is duly organized, validly existing, and (if applicable) in good standing under the law of the state of its organization and is duly qualified and (if applicable) in good standing as a foreign limited liability company in the jurisdiction of its principal place of business (if not organized therein);

     (c) if that Member is a partnership, trust, or other entity, it is duly formed, validly existing, and (if applicable) in good standing under the law of the state of its formation, and if required by law is duly qualified to do business and (if applicable) is in good standing in the jurisdiction of its principal place of business (if not formed therein), and the representations and warranties in clauses (a), (b) or (c) above, if applicable, are true and correct with respect to each partner (other than limited partners), trustee, or other member thereof;

     (d) if that Member is an Entity, it has full corporate, limited liability company, partnership, trust, or other applicable power and authority to execute and agree to this Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers, members, partners, trustees, beneficiaries, or other persons necessary for the due authorization, execution, delivery, and performance of this Agreement and the Subscription Agreement by that Member have been duly taken;

     (e) such Member has duly executed and delivered this Agreement and/or the Subscription Agreement;

     (f) such Member's authorization, execution, delivery, and performance of this Agreement and the Subscription Agreement do not conflict with any other agreement or arrangement to which that Member is a party or by which it is bound;

     (g) such Member is acquiring its Membership Interest for its own account, for investment only and not with a view to the distribution thereof, except to the extent provided in or contemplated by this Agreement;

     (h) such Member recognizes that (i) the Membership Interests have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption from such registration, and agrees that it will not sell, offer for sale, transfer, pledge or hypothecate its Membership Interests, in whole or in part, (A) in the absence of an effective registration statement covering such Membership Interests under the Securities Act, unless such sale, offer of sale, transfer, pledge or hypothecation is exempt from registration for any proposed sale, as confirmed in the opinions of counsel required under Section 3.3(e) and (B) except in compliance with all applicable provisions of this Agreement, and (ii) the restrictions on transfer imposed by this Agreement may severely affect the liquidity of an investment in the Membership Interests;

     (i) the Company has made available to that Member the opportunity to ask questions of and receive answers from the Company's Managers and officers concerning the terms and conditions of the Offering and the business and financial condition of the Company, and to acquire, and each Member has received to its satisfaction, such additional information, in addition to that set forth herein, about the business and financial condition of the Company and the terms and conditions of the Member's investment in the Company as it has requested;

     (j) such Member (i) is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act, (ii) its financial situation is such that it can afford to bear the economic risk of holding the Membership Interests for an indefinite period of time and suffer complete loss of its investment in the Membership Interests, and (iii) its knowledge and experience in financial and business matters are such that it is capable of evaluating the merits and risks of its purchase of the Membership Interests as contemplated by this Agreement; and

     (k) if that Member is an investment company, or would be an investment company but for the exemption provided for by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, the Member recognizes that it may acquire no more than 9% of the Membership Interests, and that such Member's acquisition of more than 9% of the Membership Interests will subject the Member to expulsion from the Company under the terms and conditions of Article 14.

     3.3  No Certification; Restrictions on the Disposition of an Interest.

     (a) No Membership Interest in the Company shall be represented by a separate certificate.

     (b) Except as specifically provided in this Section 3.3 or in Section 3.11, a Disposition of an interest in the Company may not be effected without the consent of a majority of the non-transferring Managers (which consent may be granted or withheld in each Manager's sole discretion). No consent shall be required for the Disposition of a Membership Interest (i) by will or operation of the intestacy laws upon the death of a Member who is a natural person, or
(ii) by a Strategic Partner (or Comcast Corporation ("Comcast")), or any direct or indirect subsidiary of a Strategic Partner (or Comcast), to a direct or indirect subsidiary of a Strategic Partner (or Comcast), or by any such subsidiary to a Strategic Partner (or Comcast). Any attempted

Disposition by a person of an interest or right, or any part thereof, in or in respect of the Company other than in accordance with this Section 3.3 shall be, and is hereby declared, null and void ab initio.

     (c) Subject to the provisions of Section 3.3(d), (e), and (f), and Section
3.11 (i) a person to whom an interest in the Company is transferred has the right to be admitted to the Company as a Member with the Membership Interest and the Commitment so transferred to such person, if (A) the Member making such transfer grants the transferee the right to be so admitted, and (B) such transfer is consented to in accordance with Section 3.3(b) or is made in accordance with Section 3.11.

     (d) The Company shall not recognize for any purpose any purported Disposition of all or part of a Membership Interest unless and until the other applicable provisions of this Section 3.3 have been satisfied and the Managers have received, on behalf of the Company, a document (i) executed by both the Member effecting the Disposition (or if the transfer is on account of the death, incapacity, or liquidation of the transferor, its representative) and the person to whom the Membership Interest or part thereof is Disposed, (ii) including the notice address of any person to be admitted to the Company as a Member and its agreement to be bound by this Agreement in respect of the Membership Interest or part thereof being obtained, (iii) setting forth the Membership Interests and the Commitments after the Disposition of the Member effecting the Disposition and the person to whom the Membership Interest or part thereof is Disposed (which together must total the Membership Interest and the Commitment of the Member effecting the Disposition before the Disposition), and (iv) containing a representation and warranty that the Disposition was made in accordance with all applicable laws and regulations (including securities laws) and, if the person to whom Membership Interest or part thereof is Disposed is to be admitted to the Company, its representation and warranty that the representations and warranties in Section 3.2 are true and correct with respect to that person. Each Disposition and, if applicable, admission complying with the provisions of this
Section 3.3(d) shall be effective as of the first day of the calendar month immediately succeeding the month in which the Managers receive the notification of Disposition and the other requirements of this Section 3.3 have been met.

     (e) Prior to the exercise of the right of a Member to Dispose of a Membership Interest or any part thereof or of any person to be admitted to the Company in connection therewith (i) either (A) the Membership Interest or part thereof subject to the Disposition or admission must be registered under the Securities Act, and any applicable state securities laws or (B) the Company must receive a favorable opinion of the Company's legal counsel or of other legal counsel reasonably acceptable to the Managers to the effect that the Disposition or admission is exempt from registration under those laws, and (ii) the Company must receive a favorable opinion of the Company's legal counsel or of other legal counsel reasonably acceptable to the Managers to the effect that (C) the Disposition or admission, when added to the total of all other sales, assignments, or other Dispositions within the preceding 12 months, would not result in the Company's being considered to have terminated within the meaning of Section 708(b)(1)(B) of the Code and (D) the Disposition or admission would not result in the Company having to register as an investment company under the 1940 Act. The Managers, however, may waive the requirements of this Section 3.3(e), in whole or in part, in such circumstances as they deem appropriate.

     (f) The Member effecting a Disposition and any person admitted to the Company as a Member in connection therewith shall pay, or reimburse the Company for, all costs incurred by the Company in connection with such Disposition or admission (including, without limitation, the legal fees incurred in connection with the legal opinions referred to in Section 3.3(e)) on or before the tenth day after the receipt by that person of the Company's invoice for the amount due. If payment is not made by the date due, the person owing that amount shall pay interest on the unpaid amount from the date due until paid at a rate per annum equal to the Default Interest Rate.

     (g) The restrictions in this Section 3.3 shall terminate upon consummation of a Successor Corporation's initial underwritten public offering of stock registered under the Securities Act (the "Public Offering").

     3.4 New Members. (a) Pursuant to the Offering, the Company is offering to sell up to $70,000,000 of shares of Membership Interest in the Company to certain investors. Subject to the discretion of the Managers to terminate, alter or amend the Offering at any time, the Company shall offer to sell Membership Interests to investors in accordance with the terms of the Private Placement Memorandum used in the Offering. A person subscribing for shares of Membership Interest after the date hereof pursuant to the Offering shall be admitted as a Member of the Company and shall become bound by this Agreement on the date on which the Company accepts such person's executed subscription agreement in a form acceptable to the Company (the "Subscription Agreement") and receives payment of 50% of the subscription price as a Capital Contribution. Each Member admitted pursuant to this 3.4(a) shall be obligated to pay an initial Capital Contribution on the date of his or its admission as a Member of the Company equal to 50% of the subscription price and the Membership Interest subscribed for by him or it in the Offering shall have a Commitment equal to 50% of such subscription price. The execution and delivery by any person of a Subscription Agreement and payment of 50% of the subscription price shall constitute a request by such person that the Company's records reflect his or its admission as a Member. The Managers may not extend the Offering period in which Membership Interests are offered to investors beyond October 31, 1998 without the consent of a Required Interest and each Strategic Partner, or materially modify the terms on which the Membership Interests are being offered and sold in the Offering from the terms disclosed in the Private Placement Memorandum without the consent of a Required Interest and each Strategic Partner.

          (b) The Company is authorized to enter into agreements with the individuals to whom it grants Membership Profit Interests and Options providing for the vesting of such Membership Profit Interests and Options and granting the Company the right and option to reacquire such Membership Profit Interests and Options under certain circumstances on such terms and conditions as the Managers shall determine. Any Membership Profit Interest or Option reacquired by the Company pursuant to such agreements or otherwise may be regranted by the Company to other officers and employees of the Company or other eligible persons from time to time for such consideration, if any, as they shall deem appropriate, and on such other terms and conditions as they shall deem appropriate, provided that the purpose of such issuance is to provide incentives for performance of services to the Company, and not as part of a capital raising transaction. A person receiving Membership Profit Interests or Options shall be admitted as a Member and become bound by this Agreement on the date on which the Company receives an executed agreement from such person, in form acceptable to the Company, containing such terms and conditions as are determined by the Managers. The execution of such agreement by any such person shall constitute a request by such person that the Company reflect his or her admission as a Member.

          (c) After the Offering has been completed or terminated, additional persons may be admitted to the Company as Members and Membership Interests may be created and issued to those persons and to existing Members with the approval of a Required Interest on such terms and conditions as the Managers may determine. The terms of admission or issuance must specify the Membership Interests, Commitment Ratios and the Commitments applicable thereto and may provide for the creation of different classes or groups of Members having different rights, powers, and duties. The Managers shall reflect the creation of any new class or group in an amendment to this Agreement indicating the different rights, powers, and duties, and such an amendment need be executed only by the Managers. Any such admission shall be effective only after the new Member has executed and delivered to the Managers a document including the new Member's notice address, its agreement to be bound by this Agreement, and its representation and warranty that the representations and warranties in Section 3.2 are true and correct with respect to the new Member. The provisions of this Section
     3.4 shall not apply to Dispositions of Membership Interests.

     3.5  Interests in a Member.  A Member that is not a natural person may not cause or permit an interest, direct or indirect, in itself to be Disposed of such that, after the Disposition, (a) the Company would be considered to have terminated within the meaning of Section 708(b)(1)(B) of the Code or (b) without the consent of the Managers, that Member shall cease to be controlled by substantially the same persons who control it as of the date of its admission to the Company; provided, however, that the provisions of this Section 3.5(b) shall
             --------  -------
not apply to a transfer of an interest in a Strategic Partner (or Comcast), or to a transfer of an interest in any direct or indirect subsidiary of a Strategic Partner (or Comcast) as long as such Member remains a subsidiary of such Strategic Partner (or Comcast). On any breach of the provisions of clause (b) of the immediately preceding sentence, the Company shall have the option to buy, and on exercise of that option the breaching Member shall sell, the breaching Member's Membership Interest, all in accordance with Section 12.1 as if the breaching Member were a Bankrupt Member.

     3.6 Information. (a) Each Member shall have the right to access all information to which that Member is entitled to have access pursuant to Section 18-305 of the Act, provided that such Member provides five days prior written notice to the Company of the materials such Member requests be made available and the purpose for inspecting such materials. Such materials shall be provided at the executive headquarters of the Company during its regular business hours. All expenses of providing the materials requested pursuant to this Section 3.6, including, without limitation, duplication fees, shall be paid by the Member requesting the information. Anything in this Section to the contrary notwithstanding, the Managers shall have the right to keep confidential from the Members, for such period of time as the Managers deem reasonable, any information which the Managers reasonably believe to be in the nature of trade secrets or other information the disclosure of which the Managers in good faith believe is not in the best interest of the Company or could damage the Company or its business or the Company is required by law or by agreement with a third party to keep confidential.

     (b) The Members acknowledge that, from time to time, they may receive information from or regarding the Company in the nature of trade secrets or that otherwise is confidential, the release of which may be damaging to the Company or persons with which it does business. Each Member shall hold in strict confidence any information it receives regarding the Company that is identified as being confidential (and if that information is provided in writing, that is so marked) and may not disclose it to any person other than another Member or a Manager, except for disclosures (i) compelled by law (but the Member must notify the Managers promptly of any request for that information before disclosing it, if practicable), (ii) to advisers or representatives of the Member or persons to which that Member's Membership Interest may be Disposed as permitted by this Agreement, but only if the recipients have agreed to be bound by the provisions of this Section 3.6(b), or (iii) of information that Member also has received from a source independent of the Company that the Member reasonably believes obtained that information without breach of any obligation of confidentiality. The Members acknowledge that breach of the provisions of this Section 3.6(b) may cause irreparable injury to the Company for which monetary damages are inadequate, difficult to compute, or both. Accordingly, the Members agree that the provisions of this Section 3.6(b) may be enforced by specific performance.

     3.7 Liability to Third Parties. Except as to any obligation it may have under the Act to repay funds that may have been wrongfully distributed to it, no Member or Manager shall be liable for the debts, obligations or liabilities of the Company, including under a judgment decree or order of a court.

     3.8 Lack of Authority. No Member (other than a Member who is, and who is acting in the capacity of, a Manager) has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company, or to incur any expenditures on behalf of the Company.

     3.9 Withdrawal. A Member does not have the right to withdraw from the Company as a Member (except in connection with a transfer of its entire Membership Interest in accordance with this Agreement) and any attempt to violate the provisions hereof shall be legally ineffective.

     3.10 Preemptive Rights. (a) If at any time the Company proposes to issue any equity securities, other than equity securities described in Section 3.10(d) below, the Company shall first offer in writing to sell to each Strategic Partner its pro rata share of the proposed issue of such equity securities, at the same price and on the same terms at which the Company proposes to sell such issue to others. For purposes hereof, each Strategic Partner's "pro rata share" of an issue of equity securities shall be that amount of such equity securities which would result in such Strategic Partner owning the same percentage of the Company's issued and outstanding Membership Interests after the issuance of the equity securities as such Strategic Partner owned immediately prior to the issuance (assuming the issuance of all Membership Interests, if any, issuable upon conversion of such equity securities). The term "equity security" when used in this Section 3.10 shall mean any shares of Membership Interest of the Company, or any security convertible, with or without consideration, into shares of Membership Interest, or any security carrying any warrant, option, or right to subscribe to, or to purchase any shares of Membership Interest, or any such warrant, option, or right.

     (b) The Company's offer shall describe the equity securities proposed to be issued by the Company, specifying the quantity, the price and payment terms. Each Strategic Partner shall have thirty (30) days from receipt of such offer to accept the offer in writing, which acceptance may be as to all or any part of its pro rata share of such issue. Sale of the portion of the equity securities subscribed for hereunder shall be held on a date acceptable to the Company and each Strategic Partner, but in no event more than sixty (60) days after the date of the Company's offer to the Strategic Partners.

     (c) In the event the Strategic Partners do not subscribe for all of the issue of equity securities offered to them pursuant to this Section 3.10, the Company may sell the portion of the securities not subscribed for, together with the portion of such issue of securities, if any, not subject to preemptive rights under this Section 3.10, at a price no less favorable to the Company than that specified in such offer and on payment terms no less favorable to the Company than those specified in such offer; provided, however, that if such sale
                                            --------  -------
is not consummated within one hundred twenty (120) days after the date the offer pursuant to this Section 3.10 was made to the Strategic Partners, the Company shall not sell such securities without again complying with this Section 3.10.

     (d) The rights of Strategic Partners under this Section 3.10 shall not apply to the following securities:

               (i) the shares of Membership Interest issued with respect to the Options;

              (ii) the shares of Membership Profit Interest issued in accordance with this Agreement; and

             (iii) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination.

     (e) Notwithstanding the foregoing provisions of this Section 3.10, the rights of Strategic Partners and the obligations of the Company under this
Section 3.10 shall be inapplicable to the Public Offering and the provisions of this Section 3.10 shall terminate upon the consummation of such Public Offering.

     3.11 Right of First Refusal. (a) Any Strategic Partner (other than TL or SSI-Delaware) (each, a "Transferring Member") may at any time offer to sell to the Company any or all of the shares of Membership Interest then owned by it upon written notice to the Company (the "Notice") which Notice shall set forth
(i) the number of shares of Membership Interest the Transferring Member desires to sell (the "Offered Shares") and the price per share, (ii) the proposed date of the transfer, and (iii) the percentage which the number of Offered Shares constitutes with respect to the aggregate number of Shares of Membership Interest then held by the Transferring Member.

     (b) Company's Option.  The Company shall have the option, but not the
         ----------------
obligation, to purchase all or any part of the Offered Shares on the same terms as specified in the Notice. Within thirty (30) days after the giving of the Notice, the Company shall give written notice to the Transferring Member stating the number of Offered Shares it desires to purchase and a date and time for consummation of the purchase not less than sixty (60) or more than ninety (90) days after the giving of the Notice. Failure by the Company to give such notice within such time period shall be deemed an election by it not to purchase any Offered Shares. The Transferring Member shall not be entitled to vote as a Manager in connection with the decision of the Company whether to exercise its option to purchase its Offered Shares, provided that if the Transferring Member's vote is required for valid
        --------
legal action it shall vote in accordance with the decision of the majority of the other Managers.

     (c) If the Company elects not to exercise its option with respect to all of the Offered Shares (the Offered Shares which the Company elects not to purchase being referred to as the "Refused Shares"), it may offer such Refused Shares to one or more Members, or to another person or entity selected by it that is reasonably acceptable to the Transferring Member (collectively, the "Permitted Offerees"), by delivering written notice to such Permitted Offerees concurrently with the delivery of its notice to the Transferring Member under subsection (b) above. The number of Refused Shares offered to any Permitted Offeree shall be determined by the Company in its sole discretion. Each such Permitted Offeree shall thereupon have the option, but not the obligation, to purchase the number of Refused Shares offered to it or him on the same terms as specified in the Notice. After the expiration of the thirty (30)-day period described in Section 3.11(b), but within forty-five (45) days after the giving of the Notice, each such Permitted Offeree shall give written notice to the Transferring Member and the Company stating whether or not he or it elects to exercise his or its option, and a date and time for consummation of the purchase not more than ninety (90) days after the giving of the Notice by the Transferring Member. Failure by a Permitted Offeree to give such notice within such time period shall be deemed an election by him or it not to exercise his or its option. If the Permitted Offerees and the Company do not purchase all of the Offered Shares, the Transferring Member may sell all of the Offered Shares (and therefore the rights of the Company and the Permitted Offerees under this Section 3.11 shall be terminated) at any time within 180 days after the date the Notice was delivered to the Company, to a person or Entity selected by the Transferring Member who is reasonably acceptable to the Company (the "Proposed Transferee"). Any such sale shall be to the Proposed Transferee at the price and upon the other terms and conditions set forth in the Notice, or at least terms no less favorable to the Transferring Member or more favorable to the Proposed Transferee, as the terms contained in the Notice. The Transferring Member shall provide at least 20 days' prior written notice of such sale to the Company. Any Offered Shares not sold within the 180 day period shall again be subject to the requirements of a prior offer pursuant to this Section 3.11. If the Transferring Member at any time proposes to sell the Offered Share at a price, or on terms and conditions, less favorable to the Transferring Member or more favorable to the Proposed Transferee than those set forth in the Notice, then the Offered Shares shall again be subject to the requirements of a prior offer pursuant to this Section 3.11. Any transfer pursuant to this Section 3.11 shall be subject to the provisions of Sections 3.3(d), (e) and (f). The preemptive rights granted under Section 3.10 shall not apply to any offering by the Company of Refused Shares under this Section 3.11(c).

     (d) The provisions of this Section 3.11 shall terminate upon the consummation of the Public Offering.

     3.12 Registration Rights. The Company hereby grants to each Strategic Partner the registration rights described on Exhibit C hereto (which Exhibit is
                                             ---------
hereby incorporated by reference in its entirety) which registration rights will become effective after completion of the Public Offering. Upon the merger or consolidation of the Company with or into, or the sale of the Company's assets to, a Successor Corporation, the Successor Corporation will assume the obligation to register each Strategic Partner's equity interests as provided in

Exhibit C, and the agreements providing for such merger, consolidation or sale
---------
will contain a provision expressly requiring the Successor Corporation to assume such obligations. The Company hereby grants to each Member who has made (or makes) and maintains a Capital Contribution equal to or greater than one million dollars ($1,000,000) the piggyback registration rights set forth in Section 1.1 of the attached Exhibit C. Notwithstanding the definition of "Holder" contained
                ---------
in Section 1.1, each such Member shall be deemed a "Holder" for purposes of Exhibit C.
---------



                                   ARTICLE IV
                             CAPITAL CONTRIBUTIONS

     4.1 Contributions. (a) The Capital Contributions of the Current Members is as set forth on Exhibit A attached hereto, which Exhibit A designates the
                   ---------                        ---------
Current Members as such and shall be revised from time to time to reflect the withdrawal of Members and the admission of new Members.

     (b) Current Members and the persons admitted as new Members of the Company after the date hereof pursuant to their subscription for Membership Interests in the Private Placement Memorandum, shall make their Capital Contribution, in cash, representing 50% of the subscription price of the total shares of Membership Interest being subscribed for pursuant to the Private Placement Memorandum, on the date of admission as a Member of the Company. Exhibit A
                                                                  ---------
shall be amended from time to time to reflect the Capital Contributions, Commitments, Membership Interests and Membership Profit Interests, if any, of each Member.

     4.2 Subsequent Contributions. Each Member shall contribute to the Company, in cash, on or before the date specified as hereinafter described, from time to time that Member's Commitment Ratio of all monies that in the judgment of the Managers, are necessary to make portfolio investments or to otherwise conduct the business of the Company; provided, however, that a Member is not obligated to contribute an amount that exceeds that Member's Commitment. The Managers shall notify each Member of the need for Capital Contributions pursuant to this Section 4.2 from time to time as and when appropriate, which notice shall specify a date (which date may be no earlier than thirty (30) days following each Member's receipt of its notice) before which the Capital Contributions must be made. Notices for Capital Contributions must be made to all Members in accordance with their Commitment Ratios. Member's Commitments will expire on April 30, 2000 if not fully taken down prior to that time.

     4.3 Failure to Contribute. Unless the Managers shall otherwise determine by agreement with the delinquent Member, if a Member (a "Delinquent Member") does not contribute by the time required all or any portion of a Capital Contribution which that member is required to make as provided in this Agreement, unless payment of such Capital Contribution would be unlawful, 100% of such Member's Membership Interest will be forfeited to the Company, a corresponding reduction will be made to such Member's Capital Account, such Delinquent Member shall no longer be a Member of the Company, and its forfeited Membership Interest shall no longer be outstanding.

     4.4 Return of Contributions. A Member is not entitled to the return of any part of its Capital Contributions or to be paid interest in respect of either its capital account or its Capital Contributions. An unrepaid Capital Contribution is not a liability of the Company or of any Member. A Member is not required to contribute or to lend any cash or property to the Company to enable the Company to return any Member's Capital Contributions.

     4.5 Advances by Members. With the Managers' consent, any Member may advance funds to or on behalf of the Company on terms approved by the Managers. An advance described in this Section 4.5 constitutes a loan from the Member to the Company, and is not a Capital Contribution.

     4.6 Capital Account. A capital account shall be established and maintained for each Member. The capital accounts of the Members were revalued as of May 29, 1998 on the Company's books in accordance with Treas. Reg.
(S)1.704-1(b)(2)(iv)(f), and the property of the Company was adjusted and reflected on a Schedule 4.6 to this Agreement to reflect the fair market value
               ------------
of such property as of the date of such revaluation. Such capital accounts shall be subject to further revaluation in accordance with Treas. Reg. (S)1.704-1(b)(2)(iv)(f) at such time as the Board of Managers shall determine. Each Member's capital account (a) shall be increased by (i) the amount of money contributed by that Member to the Company, (ii) the fair market value of property contributed by that Member to the Company (net of liabilities secured by the contributed property that the Company is considered to assume or take subject to under Section 752 of the Code), and (iii) allocations to that Member of Company income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Treas. Reg. (S) 1.704-1(b)(2)(iv)(g), but excluding income and gain described in Treas. Reg. (S) 1.704-1(b)(4)(i), and
(b) shall be decreased by (i) the amount of money distributed to that Member by the Company, (ii) the fair market value of property distributed to that Member by the Company (net of liabilities secured by the distributed property that the Member is considered to assume or take subject to under Section 752.of the
Code), (iii) allocations to that Member of expenditures of the Company described in Section 705(a)(2)(B) of the Code, and (iv) allocations of Company loss and deduction (or items thereof), including loss and deduction described in Treas. Reg. (S) 1.704-1(b)(2)(iv)(g), but excluding items described in clause (b)(iii) above and loss or deduction described in Treas. Reg. (S) 1.704-1(b)(4)(i) or (S) 1.704-1(b)(4)(iii). The Members' capital accounts also shall be maintained and adjusted as permitted by the provisions of Treas. Reg. (S) 1.704-1(b)(2)(iv)(f) and as required by the other provisions of Treas. Reg. (S)(S) 1.704-1(b)(2)(iv) and 1.704-1(b)(4), including adjustments to reflect the allocations to the Members of depreciation, depletion, amortization, and gain or loss as computed for book purposes rather than the allocation of the corresponding items as computed for tax purposes, as required by Treas. Reg. (S) 1.704-l(b)(2)(iv)(g). A Member that has more than one Membership Interest shall have a single capital account that reflects all its Membership Interests, regardless of the class of Membership Interests owned by that Member and regardless of the time or manner in which those Membership Interests were acquired. On the transfer of all or part of a Membership Interest, the capital account of the transferor that is attributable to the transferred Membership Interest or part thereof shall carry over to the transferee Member in accordance with the provisions of Treas. Reg.
(S) 1.704-1(b)(2)(iv)(1).

                                   ARTICLE V
                         ALLOCATIONS AND DISTRIBUTIONS


     5.1 Allocations. (a) All items of income and gain of the Company shall be allocated:


               (i) first, to each Member, if any, with a negative capital account balance, in proportion to such negative balances, until any such negative balances have been eliminated;


               (ii) second, if any Member's Capital Contributions (less any amounts previously distributed to such Member) exceed his capital account balance, to such Members in proportion to such excesses until any such excesses have been eliminated;


               (iii) third, if the excesses, if any, of (x) the sum of (A) the capital account balance of each Member and (B) the cumulative distributions made to such Member over (y) such Member's Capital Contributions are not in proportion to their Membership Interests, to the Members in such manner as will, as quickly as possible, cause such excesses to be in such proportion; and

               (iv) fourth, to all Members in proportion to their Membership Interests.


And all items of loss and deduction of the Company shall be allocated:


               (v) first, if the excesses, if any, of (x) the sum of (A) the capital account balances of each Member and (B) the cumulative distributions made to such Member over (y) such Member's Capital Contributions are not in proportion to their Membership Interests, to the Members in such manner as will, as quickly as possible, cause such excesses to be in such proportion;


               (vi) second, if the sum of (A) the capital account balance of any Member and (B) the cumulative distributions made to such Member exceeds the Capital Contributions of such Member, to such Member in proportion to such excesses until such excesses have been eliminated; and


               (vii)  third, to the Members in proportion to Capital
          Contributions.


     (b) All items of income, gain, loss, deduction, and credit allocable to any Membership Interest that may have been transferred shall be allocated between the transferor and the transferee based on the portion of the calendar year during which each was recognized as owning that Membership Interest, without regard to the results of Company operations during any particular portion of that calendar year and without regard to whether cash distributions were made to the transferor or the transferee during that calendar year; provided, however, that this allocation must be made in accordance with a method permissible under section 706 of the Code and the regulations thereunder.

     (c) Solely for tax purposes, income, gain, loss and deduction with respect to any property contributed to the capital of the Company or for which the adjusted tax basis and book value differ shall be allocated among the Members so as to take account of any variation between adjusted tax basis and book value. The allocations provided in this Section 5.1 are intended to comply with the requirements of section 704 of the Code and Treasury Regulations thereunder and shall be interpreted (or modified, to the extent necessary) in such manner as is consistent with such requirements, as determined by the "tax matters partner" of the Company. For purposes of allocations under section 704(c) of the Code, the Partnership shall use the remedial allocation method, as described in Treas. Reg. (S) 1.704-3(d).

     5.2 Distributions. (a) The Managers shall have the authority to reinvest the Company's cash from operations and dispositions of its assets, including the sale or other disposition of equity interests in a related company in which the Company invests. Consequently, distributions to Members of the Company's cash or other assets shall be made only at such times and in such amounts as authorized by the Managers and the Managers shall have no obligation or duty to distribute cash or other assets to the Members prior to the dissolution and liquidation of the Company, except as otherwise provided in paragraph (b) below. Distributions, if any, shall be made as follows:

                (i) first, to all Members in proportion to their Capital Contributions up to the amount of their Capital Contribution; and


               (ii) then, to all Members in proportion to their Membership Interests, provided that, if any Commitments remain outstanding, a distribution payable to a Member with an outstanding Commitment shall be retained by the Company and applied to reduce its outstanding Commitment up to the amount of its remaining outstanding Commitment.


     (b) Notwithstanding anything to the contrary, on or before March 15 following each taxable year of the Company, the Company shall distribute to each Member, to the extent of available cash, an amount of cash equal to the excess of (x) 40% of the excess of (A) such Member's cumulative share of income and gain of the Company as of the end of such taxable year over (B) such Member's cumulative share of loss and deduction of the Company as of the end of such taxable year over (y) all prior distributions to such Member. Any amounts distributed to a Member pursuant to this Section 5.2(b) shall be credited toward the amounts that would otherwise be required to be distributed to such Member pursuant to Section 5.1(a).

     (c) From time to time the Managers also may cause property of the Company other than cash to be distributed to the Members, which distribution must be made in accordance with Section 5.2(a) and may be made subject to existing liabilities and obligations.

                                  ARTICLE VI
                                   MANAGERS


     6.1 Management by Managers. (a) Except for any matters for which the approval of the Members is required by this Agreement or by nonwaivable provisions of applicable law, (i) the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Managers; and (ii) the Board of Managers may make all decisions and take all actions for the Company.

     (b) The powers of the Company which may be exercised by the Managers without the approval of the Members shall include, without limitation, the power to purchase, hold and sell investments; to borrow and loan funds and provide guarantees of the obligations of others; to acquire other companies; and to dissolve and liquidate.

     (c) Notwithstanding the provisions of Section 6.1(a) and 6.1(b), the Board of Managers may not cause the Company to do any of the following without the consent of a Required Interest:


               (i) amend the Certificate (except for amendments described in Section 18-202(b) of the Act);

              (ii) amend this Agreement (except as otherwise provided in Section 15.5 hereof);

             (iii) remove a Manager from the Board of Managers for cause pursuant to Section 6.4; and

              (iv) issue the Membership Interests described in Section 3.4(c).


     (d) The Managers shall have the power and authority to approve and authorize the Company to merge with or into, or transfer its assets to, another limited liability company or "other business entity," as such term is defined in
Section 18-209 of the Act, with the consent of a Required Interest. No appraisal rights with respect to Membership Interests in the Company shall be available for any class or group of Members in connection with any amendment of this Agreement, any merger or consolidation in which this Company is a constituent party to the merger or consolidation, or in the sale of all or substantially all of the Company's assets.

     6.2 Actions by Managers; Committees; Delegation and Duties. (a) In managing the business and affairs of the Company and exercising its powers, the Board of Managers shall act (i) collectively through meetings and written consents pursuant to Sections 6.5 and 6.7; and (ii) through committees pursuant to Section 6.2(b).

     (b) The Board of Managers may, from time to time, designate one or more committees, each of which shall be comprised of one or more Managers. Any such committee, to the extent provided in such resolution or in the Certificate or this Agreement, shall have and may exercise all of the authority of the Board of Managers, subject to the limitations set forth in the Act. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, and the affirmative vote of a majority of the members present shall be necessary for the adoption of any resolution. The Board of Managers may dissolve any committee at any time, unless otherwise provided in the Certificate or this Agreement.


     6.3 Number and Term of Office of Managers. The number of Managers on the Board of Managers of the Company shall be five or such greater number as to provide each Strategic Partner with a seat on the Board of Managers; provided that the number of Managers on the Board of Managers shall not exceed nine. For so long as (i) any of SSI-Delaware, TL, Comcast ICG, Inc. (an indirect wholly owned subsidiary of Comcast Corporation) and CPQ Holdings, Inc. (a wholly owned subsidiary of Compaq Computer Corp.) maintains a Capital Contribution equal to or greater than three million dollars ($3,000,000) in the Company, (ii) GE Capital maintains a Capital Contribution and Commitment that aggregate equal to or greater than seven million dollars ($7,000,000) in the Company, and (iii) any Entity subsequent to the date hereof that makes or has made and maintains a Capital Contribution and Commitment that aggregate ten million dollars ($10,000,000) or greater, such Entity described in clauses (i), (ii) or (iii) shall be a Manager of the Company (each, a "Strategic Partner").
Notwithstanding anything to the contrary herein, for purposes of calculating the amounts set forth in clauses (i), (ii) or (iii) in the immediately preceding sentence, distributions by the Company to any Manager described in such clauses shall be disregarded. In addition, the number of Managers may also be amended by action of the then incumbent Managers. Each Manager shall hold office as long as he is a Member, or until his earlier death, insanity, Bankruptcy, retirement, resignation or removal. Managers must be Members but need not be residents of the State of Delaware. Any Entity that is a Manager shall designate an officer or other employee of such Entity as a nominee to represent it as Manager and such Entity will act through its nominee. Such Entity may change its nominee, or appoint an alternate nominee to attend meetings of the Managers and vote on its behalf when its primary nominee is unavailable, at any time upon written notice to the Company. Except as expressly provided in this
Section 6.3 and Section 6.4, the Members shall not have the authority to increase or decrease the number of Managers and neither the Members nor the Managers shall have the authority to remove or replace any Managers.

     6.4 Vacancies; Removal; Resignation. Any vacancy occurring pursuant to Sections 6.3 and 6.4 may be filled, at the sole discretion of the Board of Managers, by the affirmative vote of a majority of the remaining Managers though less than a quorum. If the Board of Managers determines that there is cause to remove a Manager, such Manager can be removed by the affirmative vote of a Required Interest at any meeting of Members called expressly for that purpose and at which a quorum of Members is present. Any Manager may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the remaining Managers. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     6.5 Meetings. (a) Unless otherwise required by law or provided in the Certificate or this Agreement, a majority of the total number of Managers fixed by, or in the manner provided in, the Certificate or this Agreement shall constitute a quorum for the transaction of business of the Managers, and the act of a majority of the Managers present at a meeting at which a quorum is present shall be the act of the Managers unless otherwise provided herein. A Manager who is present at a meeting of the Managers at which action on any Company matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

     (b) Meetings of the Managers may be held at such place or places as shall be determined from time to time by resolution of the Managers. At all meetings of the Managers, business shall be transacted in such order as shall from time to time be determined by resolution of the Managers. Attendance of a Manager at a meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     (c) Regular meetings of the Managers shall be held at such times and places as shall be designated from time to time by resolution of the Managers, provided that such meetings shall be held no less frequently than quarterly. Notice of such regular meetings shall not be required.

     (d) Special meetings of the Managers may be called by any Manager on at least 48 hours notice to each other Manager. Such notice need not state the purpose or purposes of, nor the business to be transacted at, such meeting, except as may otherwise be required by law or provided for by the Certificate or this Agreement.

     6.6 Approval or Ratification of Acts or Contracts by Members. The Managers, in their sole discretion, may submit any act or contract for approval or ratification at any meeting of the Members called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by a Required Interest shall be as valid and as binding upon the Company and upon all the Members as if it shall have been approved or ratified by every Member of the Company.

     6.7 Action by Written Consent or Telephone Conference. Any action permitted or required by the Act, the Certificate or this Agreement to be taken at a meeting of the Managers or of any committee designated by the Managers may be taken without a meeting if a consent in writing, setting forth the action to be taken, is signed by all the Managers or members of such committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Managers or any such committee, as the case may be. Subject to the requirements of the Act, the Certificate or this Agreement for notice of meetings, Managers, or members of any committee designated by the Managers, may participate in and hold a meeting of the Managers or any committee of Managers, as the case may be, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     6.8 Expenses; Compensation. (a) Except as otherwise provided herein, the Company shall pay or cause to be paid (i) all costs and expenses incurred in connection with the formation and organization of the Company, and (ii) all costs and expenses of the Company incurred in pursuing and conducting, or otherwise related to, the business of the Company. The Managers shall be entitled to reimbursement of their reasonable expenses incurred on behalf of the Company as and to the extent provided in paragraph (b) below. Subject to the Act, no amount so paid to the Manager shall be deemed to be a distribution of Company assets for purposes of this Agreement. Except for reimbursement of such expenses as provided for in this Section 6.8 and its right to distributions as provided in this Agreement, the Manager shall not receive any compensation for its services as such.

     (b) Unless otherwise approved by a Required Interest, the Managers shall not receive compensation for their services as Managers. However, the Managers shall be entitled to be reimbursed for reasonable out-of-pocket costs and expenses incurred in the course of their service as Managers hereunder.

     6.9 Co-Investment Opportunities. The Company, Safeguard and TL will each present to each other and to each other Strategic Partner, in writing, any Internet-related investment opportunity that it receives, and each of the Company, TL, Safeguard (or Safeguard 98 L.P.) and such other Strategic Partner will have the right on all Internet-related investments to invest equally in the opportunity regardless of the origin of the deal, provided it gives written notice of its election to invest to the party originating the deal within thirty
(30) days after receipt of the offer. No Strategic Partner (other than TL or Safeguard) will be required to offer to the Company, TL or Safeguard any Internet-related investment opportunity received by it. Notwithstanding the above, Safeguard will not be required to offer to the Company, TL or any other Strategic Partner any Internet-related investment originated by it in which it intends to acquire a majority interest, or to offer to the Company or any Strategic Partner (other than TL) any Internet-related investment to the extent such offer would cause Safeguard to be in breach of its obligations or commitments to TL or any future TL funds.

         The Company has an understanding and acknowledgment from the other parties that, for strategic reasons, it will have the right to take majority ownership in four to six core portfolio companies, and that any such investment will not be subject to the co-investment rules described above. This right will be negotiated on a deal by deal basis. Notwithstanding anything in this Agreement to the contrary, if the exercise by a Strategic Partner of any right under this Section 6.9 shall cause the Company, in the written opinion of outside counsel, to be an investment company subject to registration under the 1940 Act, such Strategic Partner will not be permitted to exercise any such right. As soon as reasonably practicable after the date hereof, each of the Strategic Partners and the Company agree to discuss and negotiate in good faith the modification or termination of this Section 6.9 in the context of the Company's goal of effecting a Public Offering in the future.

     6.10 Advisory Board. The Managers may, in their sole discretion, form and appoint persons to an advisory board of the Company (the "Advisory Board") and pay compensation to persons serving on the Advisory Board. The sole purpose of the Advisory Board shall be to advise the Board of Managers and the Advisory Board shall have no other powers.

     6.11 Conflicts of Interest. The parties hereto acknowledge that there may be conflicts of interest that arise from time to time due to existing investments of the Strategic Partners and prospective investments by the Company. The Company shall notify each Strategic Partner in writing before acquiring the securities of any portfolio company, which notice shall identify the portfolio company and contain a brief description of the terms of the acquisition and the portfolio company's business. The Company will not invest in a portfolio company if within ten (10) days after receipt of the Company's notice, a Strategic Partner notifies the Company in writing that such investment would cause such Strategic Partner to be in breach of its contractual obligations, or be subject to penalties, arising from its existing investments, and the Strategic Partner provides evidence reasonably satisfactory to the Company of such contractual obligations or penalties. The Company also intends to use outside independent financial advisors to value investments in companies where a Member already has an existing investment.

     6.12 Related Party Transactions. The Company may transact business with any Manager or Member or affiliate thereof, provided the terms of those transactions are no less favorable than those the Company could obtain from unrelated third parties.

                                  ARTICLE VII
                                    OFFICERS


     7.1 Officers. The Managers may designate one or more individuals (who may or may not be Managers) to serve as officers of the Company. The Company shall have such officers as the Managers may from time to time determine, which officers may (but need not) include a Chairman, a President, one or more Vice Presidents (and in case of each such Vice President, with such descriptive title, if any, as the Managers shall deem appropriate), a Secretary, an Assistant Secretary and a Treasurer. Any two or more offices may be held by the same person.

     7.2 Compensation. The Company shall have the authority to pay and provide compensation and other benefits to its officers and employees. The compensation and benefits of all officers of the Company shall be fixed from time to time by the Managers, unless otherwise delegated by the Managers to a particular officer.

     7.3 Term of Office; Removal; Filling of Vacancies. Each officer of the Company shall hold office at the pleasure of the Managers until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office. Any officer designated by the Managers may be removed at any time by the Managers for any reason, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Designation of an officer shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Managers. The Managers may abolish any office at any time.

     7.4 Chairman. The Chairman, if one is designated by the Managers, shall preside at meetings of the Managers and the Members. He shall assist the Managers in the formulation of policies of the Company, and shall be available to other officers for consultation and advice.

     7.5 President. The President, if one is designated by the Managers, shall be the chief executive officer of the Company and shall have day-to-day supervision of the affairs of the Company, subject at all times to the authority of the Managers.

     7.6 Vice Presidents. Each Vice President that is designated by the Managers shall generally assist the President and shall have such powers and perform such duties and services as shall from time to time be prescribed or delegated to him by the President or the Managers.

     7.7 Secretary. The Secretary, if one is designated by the Managers, shall keep and account for the records of the Company.

     7.8 Assistant Secretary. The Assistant Secretary, if one is designated by the Managers, shall generally assist the Secretary.

     7.9 Treasurer. The Treasurer, if one is designated by the Managers, shall be the chief accounting and financial officer of the Company and shall have active control of and shall be responsible for all matters pertaining to the accounts and finances of the Company.

     7.10 Additional Powers and Duties. In addition to the foregoing especially enumerated duties, services and powers, the several officers of the Company shall perform such other duties and services and exercise such further powers as may be provided by statute, the Certificate or this Agreement, or as the Managers may from time to time determine or as may be assigned to them by any competent superior officer. The Managers may also at any time limit or circumvent the enumerated duties, services and powers of any officer. In addition to the designation of officers and the enumeration of their respective duties, services and powers, the Managers may grant powers of attorneys to individuals to act as agent for or on behalf of the Company, to do any act which would be binding on the Company, to incur any expenditures on behalf of or for the Company, or to execute, deliver and perform any agreements, acts, transactions or other matters on behalf of the Company. Such powers of attorney may be revoked or modified as deemed necessary by the Managers.

                                  ARTICLE VIII
                              MEETINGS OF MEMBERS


     8.1 Meetings. (a) A quorum shall be present at a meeting of Members if the holders of a Required Interest are represented at the meeting in person or by proxy. With respect to any matter, the affirmative vote of a Required Interest at a meeting of Members at which a quorum is present shall be the act of the Members.

     (b) All meetings of the Members shall be held at the principal place of business of the Company or at such other place within or without the State of Delaware as shall be specified or fixed in the notices or waivers of notice thereof; provided that any or all Members may participate in any such meeting by means of conference telephone or similar communications equipment pursuant to
Section 8.5.

     (c) The chairman of the meeting or the holders of a Required Interest shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If such meeting is adjourned by the Members, such time and place shall be determined by a vote of the holders of a Required Interest. Upon the resumption of such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.

     (d) An annual meeting of the Members, for the purpose of the delivery of an annual report of the Managers, may be held, but no meeting of Members need be held. Any meeting of Members shall be held at such place, within or without the State of Delaware, on such date and at such time as the Managers shall fix and set forth in the notice of the meeting.

     (e) Special meetings of the Members for any proper purpose or purposes may be called at any time by the Managers. Only business within the purpose or purposes described in the notice (or waiver thereof) required by this Agreement may be conducted at a special meeting of the Members. No Member shall have the power to require that a meeting of the Members be held or that any matter be voted upon by the Members.

     (f) Written or printed notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Managers or person calling the meeting, to each Member entitled to vote at such meeting. If mailed, any such notice shall be deemed to be delivered on the third day after it is deposited in the United States mail, addressed to the Member at such Member's address provided for in Section 15.2, with postage thereon prepaid.

     (g) The date on which notice of a meeting of Members is mailed or the date on which the resolution of the Managers declaring a distribution is adopted, as the case may be, shall be the record date for the determination of the Members entitled to notice of or vote at such meeting, including any adjournment thereof, or the Members entitled to receive such distribution.

     8.2 Voting List. At the request of any Member, the Managers shall make available, at least ten days before a meeting of Members, a complete list of the Members entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the Membership Interest held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Company and shall be subject to inspection by any Member at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Member during the whole time of the meeting. The original membership records shall be prima-facie evidence as to who are the Members entitled to examine such list or transfer records or to vote at any meeting of Members. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at the meeting.

     8.3 Proxies. A Member may vote either in person or by proxy executed in writing by the Member. A telegram, telex, cablegram or similar transmission by the Member, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Member shall be treated as an execution in writing for purposes of this Section. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable.

     8.4 Conduct of Meetings. All meetings of the Members shall be presided over by the chairman of the meeting, who shall be a Manager (or representative thereof) designated by a majority of the Managers. The chairman of any meeting of Members shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

     8.5  Action by Written Consent or Telephone Conference.

     (a) Any action which is submitted by the Managers to the Members and which could be taken by the Members at a meeting of Members may be taken by the Members by unanimous written consent.

     (b) Subject to Section 8.1(f), Members may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IX
                                INDEMNIFICATION


     9.1 Right to Indemnification. Subject to the limitations and conditions as provided in this Article IX, each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter a "Proceeding"), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Manager or officer of the Company or while a Manager or officer of the Company is or was serving at the request of the Company as a Manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Company, against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including, without limitation, attorneys' fees) actually incurred by such person in connection with such Proceeding, and indemnification under this
Article IX shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder. The rights granted pursuant to this Article IX shall be deemed contract rights, and no amendment, modification or repeal of this Article IX shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any such amendment, modification or repeal. The indemnification provided in this Article IX could involve indemnification for negligence or under theories of strict liability but shall not extend to any matter for which the final disposition of the Proceeding determines that the conduct of such Manager constituted recklessness, self-dealing or willful misconduct.

     9.2  Advance Payment.  The right to indemnification conferred in this
Article IX shall include the right to be paid or reimbursed by the Company the reasonable expenses incurred by a person of the type entitled to be indemnified under Section 9.1 who was, is or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Manager or officer of his or her good faith belief that he has met the standard of conduct necessary for indemnification under this Article IX and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article IX or otherwise.

     9.3 Indemnification of Employees and Agents. The Company, by adoption of a resolution of the Managers, may indemnify and advance expenses to an employee or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses to Managers and officers under this Article IX; and, the Company may indemnify and advance expenses to persons who are not or were not Managers, officers, employees or agents of the Company but who are or were serving at the request of the Company as a Manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the same extent that it may indemnity and advance expenses to Managers and officers under this Article IX.

     9.4 Appearance as a Witness. Notwithstanding any other provision of this Article IX, the Company shall pay or reimburse expenses incurred by a Manager or officer in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

     9.5 Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article IX shall not be exclusive of any other right which a Manager, officer or other person indemnified pursuant to Section 9.3 may have or hereafter acquire under any law (common or statutory), provision of the Certificate or this Agreement, agreement, vote of Members or disinterested Managers or otherwise.

     9.6 Insurance. The Company shall purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a Manager, officer, employee or agent of the Company or is or was serving at the request of the Company as a Manager, director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under this
Article IX.

     9.7 Savings Clause. If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Manager or officer or any other person indemnified pursuant to this Article IX as to costs, charges and expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

     9.8 Limitation on Liability. No Manager or officer shall be personally liable, as such, for any action taken or omitted from being taken unless: (i) such Manager or officer breached or failed to perform the duties of his office; and (ii) the breach or failure to perform constituted recklessness, self-dealing or willful misconduct. The foregoing shall not apply to any responsibility or liability under a criminal statute or liability for the payment of taxes under Federal, state, or local law.

                                   ARTICLE X
                                     TAXES


     10.1 Tax Returns. The Managers shall cause to be prepared and filed all necessary Federal, state and local tax returns for the Company including making the elections described in Section 10.2. Each Member shall furnish to the Managers all pertinent information in its possession relating to Company operations that is necessary to enable the Company's tax returns to be prepared and filed.

     10.2 Tax Elections. To the extent permitted by applicable tax law, the Company shall make the following elections on the appropriate tax returns:

          (a) to adopt the calendar year as the Company's taxable year;

          (b) to adopt the accrual method of accounting and to keep the Company's books and records on the income-tax method;

          (c) if a transfer of a Membership Interest as described in section 743 of the Code occurs, on written request of any transferee Member, or if a distribution of Company property is made on which gain described in section 734(b)(1)(A) of the Code is recognized or there is an excess of adjusted basis as described in section 734(b)(1)(B) of the Code, to elect, pursuant to section 754 of the Code, to adjust the basis of Company properties;

          (d) to elect to amortize the organizational expenses of the Company and the start-up expenditures of the Company ratably over a period of 60 months as permitted by Sections 195 and 709(b) of the Code; and

          (e) any other election the Managers may deem appropriate and in the best interests of the Members.


Neither the Company nor any Manager or Member may make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law, and no provision of this Agreement

(including, without limitation, Section 2.8) shall be construed to sanction or approve such an election.

     10.3 Tax Matters Partner. SSI-Delaware shall be the "tax matters partner" of the Company pursuant to section 6231(a)(7) of the Code. The tax matters partner shall take such action as may be necessary to cause each other Member to become a "notice partner" within the meaning of section 6223 of the Code. The tax matters partner shall inform each other Member of all significant matters that may come to its attention in its capacity as tax matters partner by giving notice thereof on or before the fifth Business Day after becoming aware thereof and, within that time, shall forward to each other Member copies of all significant written communications it may receive in that capacity. The tax matters partner may not take any action contemplated by sections 6222 through 6232 of the Code without the consent of a Required Interest, but this sentence does not authorize the tax matters partner to take any action left to the determination of an individual Member under sections 6222 through 6232 of the Code.

                                   ARTICLE XI
                   BOOKS, RECORDS, REPORTS, AND BANK ACCOUNTS


     11.1 Maintenance of Books. The Company shall keep books and records of accounts and shall keep minutes of the proceedings of its Members, its Managers and each committee of the Managers. The Company shall also maintain the books and records on Exhibit B. The books of account for the Company shall be
               ---------
maintained on the accrual method of accounting in accordance with generally accepted accounting principles and the terms of this Agreement, except that the capital accounts, of the Members shall be maintained in accordance with Section
4.6.  The accounting year of the Company shall be the same as its taxable year.

     11.2 Reports. On or before the 90th day following the end of each fiscal year during the term of the Company, the Managers shall cause each Member to be furnished with (i) an Internal Revenue Service Form K-1 and similar forms required for the filing of such Member's state and local income tax returns and
(ii) a balance sheet, a statement of operations and cash flows, a statement of changes in Members, capital of the Company and a statement of value of the Company's portfolio securities for, or as of the end of, that year certified by a recognized firm of certified public accountants. These financial statements shall be prepared in accordance with generally accepted accounting principles for accrual-basis records consistently applied (except as therein noted) and be accompanied by a report of the certified public accountants. In addition, the Company shall provide each Member with quarterly unaudited financial statements within forty-five (45) days after the end of each of the first three quarters in each fiscal year. The Managers also may cause to be prepared or delivered such other reports as they may deem appropriate. The Company shall bear the costs of all of these reports.

     11.3 Accounts. The Managers shall establish and maintain one or more separate bank and investment accounts and arrangements for Company funds in the Company name with financial institutions and firms that the Managers determine. The Managers may not commingle the Company's funds with the funds of any Member. The Company's funds may be invested in such manner as the Managers determine.

                                  ARTICLE XII
                             BANKRUPTCY OF A MEMBER


     12.1 Bankrupt Members. Subject to Section 13.1 (c), if any Member becomes a Bankrupt Member, the Company shall have the option, exercisable by notice from the Managers to the Bankrupt Member (or its representative) at any time prior to the 180th day after receipt of notice of the occurrence of the event causing it to become a Bankrupt Member, to buy, and on the exercise of this option the Bankrupt Member or its representative shall sell, its Membership Interest. The purchase price shall be an amount equal to the fair market value thereof determined by agreement by the Bankrupt Member (or its representative) and the Managers; however, if those persons do not agree on the fair market value on or before the 30th day following the exercise of the option, either such person, by notice to the other, may require the determination of fair market value to be made by an independent appraiser. The independent appraiser shall be selected in good faith by the Managers and reasonably acceptable to the Bankrupt Member. The determination of the independent appraiser is final and binding on all parties. The Bankrupt Member and the Company each shall pay one-half of the costs of the appraisal. The Company shall pay the fair market value as so determined in four equal cash installments, the first due on closing and the remainder (together with accumulated interest on the amount unpaid at the General Interest Rate) due on each of the first three anniversaries thereof. The payment to be made to the Bankrupt Member or its representative pursuant to this Section 12.1 is in complete liquidation and satisfaction of all the rights and interest of the Bankrupt Member and its representative (and of all persons claiming by, through, or under the Bankrupt Member and its representative) in and in respect of the Company, including, without limitation, any Membership Interest, any rights in specific Company property, and any rights against the Company and (insofar as the affairs of the Company are concerned) against the Members.

                                  ARTICLE XIII
                   DISSOLUTION, LIQUIDATION, AND TERMINATION


     13.1 Dissolution. The Company shall dissolve and its affairs shall be wound up on the first to occur of the following:

          (a) the decision of the Managers to dissolve and liquidate the Company;

          (b) the written consent of all the Members;

          (c) the expiration of the period fixed for the duration of the Company in this Agreement;

          (d) any Member that is a Manager shall die, become insane, retire, resign, be expelled, become a Bankrupt Member (with or without the consent of a Required Interest) or dissolve, or there shall occur any other event that terminates the continued membership in the Company of any such Member, unless, in any such case, within 90 days of such event, Members owning a majority of the remaining Membership Interests elect to continue the business of the Company; and

          (e) entry of a decree of judicial dissolution of the Company under
     Section 18-802 of the Act.

          The Company shall not be dissolved by the admission of Members in accordance with the terms of this Agreement. Except as provided in Section 13.1(d), the death, insanity, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or the occurrence of an event that terminates the continued membership of a Member in the Company, shall not cause the Company to be dissolved and its affairs wound up so long as the Company at all times has at least two Members. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution.

     13.2 Liquidation and Termination. (a) On dissolution of the Company, the Managers who have not wrongfully dissolved the Company shall act as liquidator or may appoint one or more Members as liquidator. The liquidator shall wind up the affairs of the Company as provided in the Act and shall have all the powers set forth in the Act. The costs of liquidation shall be a Company expense.

     (b) Upon the winding up of the Company, the assets of the Company shall first be distributed to creditors, including Members and Managers who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made.

     (c) Any assets remaining after the Company's liabilities and obligations have been paid or reasonable provision for the payment thereof has been made, shall be distributed to the Members in accordance with the positive capital account balances of the Members, as determined after taking into account all capital account adjustments for the Company's taxable year during which such liquidation occurs (other than those made as a result of this Section), by the end of such taxable year or, if later, within 90 days after the date of such liquidation, except as permitted by Treas. Reg. (S) 1.704-1(b)(2)(ii)(b).

     (d) If, at the discretion of the Managers, any assets of the Company are distributed to the Members in-kind, such assets shall be valued on the basis of the fair market value thereof as determined by the Managers in their reasonable discretion on the date of distribution. Without limiting the managers, discretion to make such a valuation or requiring that any such appraisal be made, the valuation of any asset by the Managers on the basis of the determination of its fair market value by an independent appraiser shall be deemed to be a reasonable value for such asset and a reasonable exercise of such discretion. Upon any such in-kind distribution to a Member, the Capital Account of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss or deduction inherent in such property (that has not previously been reflected in the Members' Capital Accounts) would be allocated among the Members if there had been a taxable disposition of such property at its fair market value on the date of distribution. The Capital Accounts of the Members receiving a distribution in-kind shall then be reduced by the fair market value of the property distribution.

     (e) Nothing in this Article 13 shall be construed to extend the time period prescribed under Section 13.2(c) above and Treas. Reg. (S) 1.704-1(b)(2)(ii)(b) for making liquidating distributions of the Company's assets. If the Liquidator deems it impracticable to cause the Company to make distributions of the liquidating proceeds to the Members within the time period described under Treas. Reg. (S) 1.704-l(b)(2)(ii)(b), the Liquidator may make any arrangement that is considered for federal income tax purposes to effectuate liquidating distributions of all of the Company's assets to the Members within the time period prescribed in such regulation and that will permit the sale of the non-cash assets considered so distributed in a manner that gives effect, to the extent possible, to the intent of the preceding provisions of this Article 13.

     (f) Notwithstanding anything contained herein to the contrary, upon the merger or consolidation of the Company into, or transfer of its assets to, a Successor Corporation in connection with a public offering of shares of such Successor Corporation, shares in such Successor Corporation will be allocated among the Members in the following proportions, based upon the price at which such shares are initially offered to the public:

               (i) first, to all Members in proportion to their Capital Contributions, up to the amount of the excess, if any, of (x) their Capital Contributions over (y) prior distributions to them;

              (ii) second, to the Members in proportion to their Membership Profit Interests until the aggregate shares distributed to all Members are in proportion to their Membership Interests; and

             (iii) third, to the Members in proportion to their Membership Interests.

In addition, upon such merger, consolidation or sale of the Company in connection with a public offering, the Successor Corporation shall acquire the TL Corporations in exchange for stock of the Successor Corporation in a tax-free transaction.

     13.3  Deficit Capital Accounts.   Notwithstanding anything to the contrary
contained in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that the deficit, if any, in the Capital Account of any Member results from or is attributable to deductions and losses of the Company (including non-cash items such as depreciation), or distributions of assets pursuant to this Agreement to all Members, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member's capital account to zero.

     13.4 Certificate of Cancellation. On the completion of the winding up of the Company following its dissolution, the Company is terminated, and the Managers (or such other person or persons as the Act may require or permit) shall file a Certificate of Cancellation with the Office of the Secretary of State of the State of Delaware, and cancel any other filings made pursuant to
Section 2.5.

                                  ARTICLE XIV
                                    1940 ACT

     14.1 Expulsion. Anything herein to the contrary notwithstanding, no Member that is an investment company, or would be an investment company but for the exception provided by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, may at any time own more than nine percent of the aggregate shares of Membership Interests then outstanding. If, at any time, the Company is informed that any such Member has acquired more than nine percent of the shares of Membership Interests (an "Investment Company Violation"), such Member shall be deemed to have given notice of withdrawal pursuant to this Article 14, effective as of the last day of the fiscal quarter Preceding such Investment Company Violation (the "Investment Company Withdrawal Date"), of such portion or all of the Capital Accounts of such Member as the Manager may determine is necessary or advisable to cure such Investment Company Violation, and such withdrawal shall be consummated as provided in this Article 14 to the maximum feasible extent. The Company may expel such Member's Membership Interest at any time while such Investment Company Violation continues by notice to such Member and such expulsion shall be effective as of the Investment Company Withdrawal Date. On advice of counsel for the Company, the Manager may waive the restrictions in this Section with respect to a new or existing Member if the number of holders of such securities would not prevent the Company from relying on the exclusion from the definition of "investment company" under Section 3(c)(1) of the 1940 Act. Such a waiver may only be granted if such Member makes a written representation to the Company as to the number of holders of such securities and such waiver shall only be effective so long as the number of holders of such securities does not exceed the number so represented to the Member.

     14.2 Purchase of Expelled Member's Membership Interest. Upon the occurrence of an Investment Company Violation, the Managers shall redeem such portion of such Member's Membership Interest as the Managers determine is necessary or advisable to cure such violation, all in accordance with Section
12.1 as if the breaching Member were a Bankrupt Member.

                                   ARTICLE XV
                               GENERAL PROVISIONS


     15.1 Offset. Whenever the Company is to pay any sum to any Member, any amounts that Member owes the Company may be deducted from that sum before payment.

     15.2 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the person to receive it. All notices, requests, and consents to be sent to a Member must be sent to or made at the addresses given for that Member on Exhibit A or in the instrument described in 3.3(d) or 3.4, or
                   ---------
such other address as that Member may specify by notice to the other Members. Any notice, request, or consent to the Company or the Managers must be given to the Managers at the following address: 103 Springer Building, 1st Floor Concord Plaza, 3411 Silverside Road, Wilmington, DE 19810.

Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     15.3 Entire Agreement; Supersedure. This Agreement constitutes the entire agreement of the Members and their affiliates relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

     15.4 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any person in the performance by that person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that person of the same or any other obligations of that person with respect to the Company. Failure on the part of a person to complain of any act of any person or to declare any person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that person of its rights with respect to that default until the applicable statute-of-limitations period has run.

     15.5 Amendment or Modification. This Agreement may be amended or modified from time to time only by a written instrument adopted by the Managers and executed and agreed to by a Required Interest and each Strategic Partner;

provided, however, that (a) an amendment or modification reducing a Member's
--------  -------
Membership Interest or increasing its Commitment (other than to reflect changes otherwise provided by this Agreement) or reducing a Member's distributions under
Section 5.2 is effective only with that Member's consent, (b) an amendment or modification reducing the required Membership Interest or other measure for any consent or vote in this Agreement is effective only with the consent or vote of Members having the Membership Interest or other measure theretofore required,
(c) amendments of the type described in Section 3.4 may be adopted as therein provided, (d) an amendment to Section 6.9 is effective only with the consent of Members' holding at least 66 2/3% of all Membership Interests and (e) amendments to this Agreement that (i) the Managers have reasonably determined do not adversely affect the Members, (ii) are required or contemplated by this Agreement, (iii) are reasonable and necessary or appropriate in the sole discretion of the Managers to qualify or continue the qualification of the Company as a limited liability company under the laws of any state, (iv) are advisable in the opinion of the Managers to cure any ambiguity in any provision herein, or (v) are required to effect a change in the name of the Company, in the registered office or registered agent of the Company or in the location of the principal place of business of the Company or the admission, substitution or termination of Members in accordance with this Agreement, may be made by the Managers without the consent of the Members.

     15.6 Binding Act. Subject to the restrictions on Dispositions set forth in this Agreement, this Agreement is binding on and inures to the benefit of the Members and their respective heirs, legal representatives, successors, and assigns.

     15.7  Governing Law; Severability.  THIS AGREEMENT IS GOVERNED BY AND
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT

TO THE LAW OF ANOTHER JURISDICTION. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

     15.8 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

     15.9 No Third Party Benefit. The provisions hereof are solely for the benefit of the Company and its Members and Managers and are not intended to, and shall not be construed to, confer a right or benefit on any creditor of the Company or any other person.

     15.10 Waiver of Certain Rights. Each Member irrevocably waives any right it may have to maintain any action for dissolution of the Company or for partition of the property of the Company.

     15.11 Indemnification. To the fullest extent permitted by law, each Member shall indemnify the Company, each Manager and each other Member and hold them harmless from and against all losses, costs, liabilities, damages, and expenses (including, without limitation, costs of suit and attorney's fees) they may incur on account of any breach by that Member of this Agreement.

     15.12 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     15.13 Resolutions of Disputes.

     (a) If any dispute arises under this Agreement that is not settled promptly in the ordinary course of business, the parties shall seek to resolve any such dispute between them, first, by negotiating promptly with each other in good faith in face-to-face negotiations. These face-to-face negotiations shall be conducted by the respective designated senior management representative of each party. If the parties are unable to resolve the dispute between them within 20 business days (or such period as the parties shall otherwise agree) through these face-to-face negotiations, then any such disputes shall be resolved in the manner set forth in subsections (b) through (d) below.

     (b) Any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, exceeds $1,000,000 Dollars (a "Summary Proceeding"), arising out of or relating to this Agreement or the breach, termination or validity thereof, shall be litigated exclusively in the Superior Court of the State of Delaware (the "Delaware Superior Court") as a summary proceeding pursuant to Rules 124-131 of the Delaware Superior Court, or any successor rules (the "Summary Proceeding Rules") for as long as such rules are in effect. Each of the parties hereto hereby irrevocably and unconditionally (i) submits to the jurisdiction of the Delaware Superior Court for any Summary Proceeding, (ii) agrees not to commence any Summary

Proceeding except in the Delaware Superior Court, (iii) waives, and agrees not to plead or to make, any objection to the venue of any Summary Proceeding in the Delaware Superior Court, (iv) waives, and agrees not to plead or to make, any claim that any Summary Proceeding brought in the Delaware Superior Court has been brought in an improper or otherwise inconvenient forum, (v) waives, and agrees not to plead or to make, any claim that the Delaware Superior Court lacks personal jurisdiction over it, (vi) waives its right to remove any Summary Proceeding to the federal courts except where such courts are vested with sole and exclusive jurisdiction by statute and (vii) understands and agrees that it shall not seek a jury trial or punitive damages in any Summary Proceeding based upon or arising out of or otherwise related to this Agreement or any other agreement executed in connection herewith or the breach, termination or validity thereof, and waives any and all rights to any such jury trial or to seek punitive damages.

     (c) In the event any action, suit or proceeding where the amount in controversy as to at least one party, exclusive of interest and costs, does not exceed $1,000,000 Dollars (a "Proceeding"), arising out of or relating to this Agreement or any other agreement executed in connection herewith or the breach, termination or validity thereof is brought, the parties to such Proceeding agree to make application to the Delaware Superior Court to proceed under the Summary Proceeding Rules. Until such time as such application is rejected, such Proceeding shall be treated as a Summary Proceeding and all of the foregoing provisions of this Section relating to Summary Proceedings shall apply to such Proceeding.

     (d) If a Summary Proceeding is not available to resolve any dispute hereunder, the controversy or claim shall be settled by arbitration conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association (the "Association") strictly in accordance with the terms of the Agreement and the substantive law of the State of Delaware. The arbitration shall be conducted at the Association's regional office located closest to the Company's principal place of business by three arbitrators, at least one of whom shall be knowledgeable in general business practices, one of whom shall be an attorney and one of whom shall be a member of a "Big Five" accounting firm familiar with businesses engaged in asset management. Judgment upon the arbitrators, award may be entered and enforced in any court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least 60 days prior thereto such party shall have given written notice to the other party of its intent to do so.

     (e) Neither party shall be precluded hereby from securing equitable remedies in courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions to protect its rights and interests but shall not be sought as a means to avoid or stay arbitration or Summary Proceeding.

     15.14 Estoppels. Each Member shall, upon not less than fifteen (15) days written notice from any Member, execute and deliver to such other Member a statement certifying that this Agreement is unmodified and in full force and effect (or, if modified, the nature of the modification) and whether or not there are, to such Member's knowledge, any uncured defaults on the part of the other Member, specifying such defaults if any are claimed. Any such statement may be relied upon by third parties.

     15.15 Reliance on Authority of Person Signing Agreement. If a Member is an Entity, the Company and the Members shall:

     (a) not be required to determine the authority of the person signing this Agreement to make any commitment or undertaking on behalf of such Entity or to determine any fact or circumstance bearing upon the existence of the authority of such Entity or to determine any fact or circumstance bearing upon the existence of the authority of such person;

     (b) not be required to see to the application or distribution of proceeds paid or credited to persons signing this Agreement on behalf of such Entity;

     (c) be entitled to rely on the authority of the person signing this Agreement or the Subscription Agreement with respect to the voting of the Membership Interest of such Entity and with respect to the giving of consent on behalf of such Entity in connection with any matter for which consent is permitted or required under this Agreement; and

     (d) be entitled to rely upon the authority of any general partner, joint venturer, trustee, or president or vice president, as the case may be, of any such Entity the same as if such person were the person originally signing this Agreement on behalf of such Entity.


           IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the date first set forth above.



                         SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                         /s/ Michael W. Miles
                         --------------------------------------
                         By:          Michael W. Miles
                         Title:       Vice President


                         COMCAST ICG, INC.
                            /s/ Julian A. Brodsky
                         --------------------------------------
                         By:    Julian A. Brodsky
                         Title: Vice Chairman


                         CPQ HOLDINGS, INC.

                            /s/ Linda S. Auwers
                         --------------------------------------
                         By:    Linda S. Auwers
                         Title: Secretary

                         TL VENTURES (DELAWARE) INC.

                          /s/ Jordan B. Savitch
                         -------------------------------------
                         By: Jordan B. Savich
                         Title: Assistant Secretary


                         TL VENTURES SECOND CORPORATION

                          /s/ Jordan B. Savitch
                         -------------------------------------
                         By: Jordan B. Savitch
                         Title: Assistant Secretary


                         INTERNET ASSETS, INC.

                          /s/ Bader F. Al-Rezaiham
                         -------------------------------------
                         By: Bader F. Al-Rezaiham
                         Title: President/Director


                          /s/ Julian Brodsky
                         --------------------------------------
                         JULIAN BRODSKY, Manager


                          /s/ Michael Forgash
                         --------------------------------------
                         E. MICHAEL FORGASH, Manager


                          /s/ Robert E. Keith
                         --------------------------------------
                         ROBERT E. KEITH, Manager


                          /s/ Walter W. Buckley, III
                         --------------------------------------
                         WALTER W. BUCKLEY, III, Manager


                          /s/ Walter W. Buckley, III,
                         --------------------------------------
                         WALTER W. BUCKLEY, III, individually


                          /s/ Kenneth A. Fox
                         --------------------------------------
                         KENNETH A. FOX, individually



                          /s/ Douglas A. Alexander
                         --------------------------------------
                         DOUGLAS A. ALEXANDER, individually

                                   EXHIBIT A


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Safeguard Scientifics (Delaware), Inc.           $34,125,00       $8,125,000             N/A                21,125,000
------------------------------------------------------------------------------------------------------------------------------------

Comcast ICG, Inc.                                $16,100,000      $6,100,000             N/A                10,600,000
------------------------------------------------------------------------------------------------------------------------------------

CPQ Holdings, Inc.                               $10,000,000               0             N/A                 5,000,000
------------------------------------------------------------------------------------------------------------------------------------

BancBoston Investments Inc.                       $6,000,000               0             N/A                 3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TL Ventures (Delaware), Inc.                      $6,557,300        $557,300             N/A                 3,557,300
(TL II LP)
------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------


TL Ventures Second Corp.                            $442,700        $442,700             N/A                   442,700
(TL II CV)
------------------------------------------------------------------------------------------------------------------------------------

R.A.F. Ventures VII. L.P.                         $5,000,000      $1,000,000             N/A                 3,000,000
------------------------------------------------------------------------------------------------------------------------------------

Walter W. Buckley, Jr.                            $2,000,000               0             N/A                 1,000,000
------------------------------------------------------------------------------------------------------------------------------------

Walter W. Buckley, III                         $4,692,999.67        $125,000         2,567,999.67          3,692,999.67
------------------------------------------------------------------------------------------------------------------------------------

J. Christopher Burch                              $2,750,000        $750,000             N/A                 1,750,000
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Burch                                   $2,750,000        $750,000             N/A                 1,750,000
------------------------------------------------------------------------------------------------------------------------------------

Kenneth A. Fox                                 $4,286,549.69      $1,000,000         1,286,549.69          3,286,549.69
------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Graham Family Growth Partnership, L.P.            $1,500,000               0             N/A                   750,000
                                                    $500,000               0                                   250,000
Steven C. Graham
------------------------------------------------------------------------------------------------------------------------------------

Herbert Lotman                                      $800,000               0             N/A                   400,000
Karen Lotman

F.E.A. Trust F/B/O Shelly Lotman Fisher             $300,000               0                                   150,000
John Pelin & George Ginader Trustees

F.E.A. Trust F/B/O Jeffrey Lotman                   $300,000               0                                   150,000
John Pelin & George Ginader Trustees
------------------------------------------------------------------------------------------------------------------------------------

Poduska Family Limited Partnership                $1,250,000        $250,000             N/A                   750,000


John William Poduska, Sr.                           $250,000        $250,000                                   250,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------


SMM Internet                                      $1,225,000        $525,000             N/A                   875,000
Robert A. Sargent
John C. Marshall
Doug Marzone
Hall Vetterlein
------------------------------------------------------------------------------------------------------------------------------------

M. Reid & Company                                 $1,000,000        $350,000             N/A                   675,000
Michael M. Reid
------------------------------------------------------------------------------------------------------------------------------------

The HRG Corporation                                 $450,000        $150,000             N/A                   300,000

Robert S. Adelson                                   $150,000         $50,000             N/A                   100,000
------------------------------------------------------------------------------------------------------------------------------------

Douglas A. Alexander                           $1,416,374.26               0         1,216,374.26          1,316,374.26
------------------------------------------------------------------------------------------------------------------------------------

Warren V. Musser                                    $400,000               0             N/A                   200,000
------------------------------------------------------------------------------------------------------------------------------------

Jean C. Tempel                                      $650,000        $250,000             N/A                   450,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Commercial Electronics, L.L.C.                      $100,000               0              N/A                   50,000
John C. Maxwell, III
------------------------------------------------------------------------------------------------------------------------------------

Tom Kippola Pension Plan                            $123,333               0            $23,333                 73,333
------------------------------------------------------------------------------------------------------------------------------------

Robert E. Keith                                     $150,000         $50,000             N/A                   100,000
Margot Keith
------------------------------------------------------------------------------------------------------------------------------------

James I. Cash, Jr., Ph.D-PSRP                       $100,000               0             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------

Peter and Patricia Solvik                        $295,035.09         $75,000          70,035.09              220,035.09
------------------------------------------------------------------------------------------------------------------------------------

Esther Dyson                                     $170,175.44               0          70,175.44              120,175.44
------------------------------------------------------------------------------------------------------------------------------------

Britton H. Murdoch                                  $250,000        $150,000           150,000                 350,000
------------------------------------------------------------------------------------------------------------------------------------

Ann B. Alexander                                     $50,000               0             N/A                    25,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Don E. Bonazzo                                       $50,000               0             N/A                    25,000
------------------------------------------------------------------------------------------------------------------------------------

Internet Assets, Inc.                             $5,000,000      $5,000,000             N/A                 5,000,000
------------------------------------------------------------------------------------------------------------------------------------

River Light, LLC                                  $1,100,000      $1,100,000             N/A                 1,100,000
------------------------------------------------------------------------------------------------------------------------------------

Austin Hearst                                       $500,000        $500,000             N/A                   500,000
------------------------------------------------------------------------------------------------------------------------------------

Keystone Foods Corporation                          $500,000        $500,000             N/A                   500,000
------------------------------------------------------------------------------------------------------------------------------------

Christopher Greendale                            $416,959.06        $300,000         116,959.06              416,959.06
------------------------------------------------------------------------------------------------------------------------------------

Douglas M. Marzonie                                 $200,000        $200,000             N/A                   200,000
------------------------------------------------------------------------------------------------------------------------------------

Crockett Family, L.P.                               $200,000        $200,000             N/A                   200,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Silicon Valley Bancshares                           $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

William L. Powar                                    $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

RMDG Investors, L.L.C.                              $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

David Chu                                           $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

Ira Lubert                                          $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

Susan R. Buckley                                    $125,000        $125,000             N/A                   125,000
------------------------------------------------------------------------------------------------------------------------------------

Ramsey Beirne Partners, LLC                         $100,000        $100,000             N/A                   100,000
------------------------------------------------------------------------------------------------------------------------------------

David Solomont                                       $50,000         $50,000             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

John S. Scott                                        $50,000         $50,000             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------

Larry Murphy                                         $50,000         $50,000             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------

Edward Sickles                                       $50,000         $50,000             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------

Lou Ryan                                             $50,000         $50,000             N/A                    50,000
------------------------------------------------------------------------------------------------------------------------------------

James Patterson                                      $40,000         $40,000             N/A                    40,000
------------------------------------------------------------------------------------------------------------------------------------

Blair La Corte                                       $25,000         $25,000             N/A                    25,000
------------------------------------------------------------------------------------------------------------------------------------

John A. Loftus, Jr.                                  $12,500         $12,500             N/A                    12,500
------------------------------------------------------------------------------------------------------------------------------------

William C. Loftus                                    $12,500         $12,500             N/A                    12,500
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                 INTERNET CAPITAL GROUP
------------------------------------------------------------------------------------------------------------------------------------

                                                  MEMBERSHIP INTERESTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                   Capital                    Shares of Membership     Total Shares of
                                                --------------                --------------------   -----------------
              Name                               Contribution    Commitment     Profit Interests     Membership Interest
              ----                              --------------   ----------   --------------------   -------------------
------------------------------------------------------------------------------------------------------------------------------------

Henry N. Nassau                                      $12,500         $12,500             N/A                    12,500
------------------------------------------------------------------------------------------------------------------------------------

James J. Lawless, Jr.                                $12,500         $12,500             N/A                    12,500
------------------------------------------------------------------------------------------------------------------------------------

GE Capital                                        $7,000,000          0                  N/A                  3,500,000


------------------------------------------------------------------------------------------------------------------------------------

John Burch                                          $100,000        $100,000             N/A                   100,000


------------------------------------------------------------------------------------------------------------------------------------

Robert Pollan                                       $100,000        $100,000             N/A                   100,000


------------------------------------------------------------------------------------------------------------------------------------

Karl I. Peterson                                     $75,000         $75,000             N/A                    75,000


------------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT B

                              REQUIRED INFORMATION


     (1) A current and a past list, setting forth the full name and last known mailing address of each Member and Manager, set forth in alphabetical order;


     (2) A copy of the Certificate of Formation and all amendments thereto;


     (3) Copies of the Company's Federal, state and local income tax returns and financial statements for the three most recent years or, if those returns and statements were not prepared for any reason, copies of the information and statements provided to, or which should have been provided to, the Members to enable them to prepare their Federal, state and local tax returns for the period; and


     (4) Copies of the Company's written Amended and Restated Limited Liability Company Agreement, and all amendments thereto, and copies of any operating agreements no longer in effect.

                                   EXHIBIT C
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------


          1.1  Piggyback Registration.
               ----------------------

               (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.2(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement" means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.


               (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.


               (c) For purposes of this Exhibit C, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of any Successor Corporation; (ii) "Company" shall mean and include Internet Capital and any Successor Corporation; (iii) "Holders" shall mean each Strategic Partner for so long as (and to the extent that) it owns any Eligible Securities, and each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities; and (iv) "Internet Capital" shall mean Internet Capital Group, L.L.C., a Delaware limited liability company.

     Any capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in this Amended and Restated Limited Liability Company Agreement of Internet Capital, as amended, to which this Exhibit C is attached.

          1.2  Demand Registration.
               -------------------

               (a) Any Holder may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (i) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Holder includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

               (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Holder made under this Section 1.2.


               (c) The term "Eligible Securities" shall mean, on any date, (i) the shares of Common Stock issued and issuable in exchange for a Holder's shares of Memberships Interests upon the merger or consolidation of Internet Capital into a Successor Corporation (the "Merger Shares"), (ii) plus all shares of Common Stock or other securities of the Company issued in respect of such Merger Shares (and such other securities of the Company) by way of a stock split, stock dividend, recapitalization, merger or consolidation, (iii) but exclusive of any Merger Shares or other securities described in clause (i) or (ii) which have been (A) sold in a public offering registered under Securities Act or (B) sold pursuant to Rule 144 under the Securities Act.


               (d) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(d), more than 50% of the Eligible Securities which a Holder has demanded be registered are excluded from the registration statements then such Holder shall not be deemed to have exercised a demand registration right under this Section 1.2.


               (e) Provided the Company has honored its obligations under
Section 1.1, no demand registration right granted in this Section may be exercised by any Holder during any period of time beginning on the date the Company (i) files a registration statement with the

Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Holder pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.


               (f) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.



          1.3  Form S-3 Registrations.  In addition to the rights provided the
               ----------------------
Holders of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.



          1.4  Registration Procedures.  If and whenever the Company is under an
               -----------------------
obligation pursuant to the provisions of this Exhibit C to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:


               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

               (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

               (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

               (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit C, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (i) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form.



          1.5  Delay in Registration.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit C for a period of not more than one hundred and twenty (120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty
(120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit C shall be extended for an additional number of business days during which the rights to sell shares was suspended.



          1.6  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.



          1.7  Expenses of Registration.
               ------------------------

               (a) All expenses incurred by the Company in complying with this Exhibit C (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (iv) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

               (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under Section 1.2 plus up to one (1) S-3 registration per year pursuant to
Section 1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit C and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.



          1.8  Indemnification.
               ---------------

               (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit C against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit C which was not used by such Holder.


               (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to Exhibit C of this Agreement shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit C against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount
                                   --------  -------
payable by a Holder under this Section 1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.


               (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.


               (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an amount in excess of the proceeds received by such Holder in the offering.


          1.9  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to this Exhibit C, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriter(s) of such offering.


          1.10  "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
                ----------------------------
shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Eligible Securities for up to that period of time following the effective date of a registration statement of the Company filed under the Securities Act as is requested by the managing underwriters of such offering, not to exceed one hundred and eighty (180) days.


          1.11  Subsequent Registration Rights.  The Company shall not grant any
                ------------------------------
registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the consent of the Holders.

          1.12  Assignment.  The registration rights granted hereunder may be
                ----------
assigned by a Holder to any person who acquires such Holder's Eligible Securities in accordance with the Company's Amended and Restated Limited Liability Company Agreement.